BRINKER CAPITAL DESTINATIONS TRUST
Destinations Multi Strategy Alternatives Fund
(the “Fund”)
SUPPLEMENT DATED March 19, 2026,
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION (“SAI”), EACH DATED JULY 1, 2025
This Supplement provides new and additional information beyond that contained in the Summary Prospectus,
Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.
Change in Portfolio Management for the Destinations Multi Strategy Alternatives Fund
Effective immediately, Driehaus Capital Management LLC (“Driehaus”) no longer serves as an investment sub-adviser to the Fund. As such, all references to Driehaus with respect to its management of the Fund and any related disclosures are hereby deleted from the Summary Prospectus, Prospectus and SAI in their entirety.
There are no other changes to the Summary Prospectus, Prospectus or SAI.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.